Exhibit 99.1

Wassa Gold Mine Q2 2013 Step Out and Infill Drilling Results Continue to

Confirm and Extend High Grade Zones

Highlights of Drill Program:

•	BSDD 262 – 47.1 meters (“m”) grading 7.2 grams per tonne (“g/t”) gold

•	BSDD 260 – 62.8 m grading 4.1 g/t

•	BSDD 256 – 52.9 m grading 4.3 g/t

•	BSDD 285 – 27.9 m grading 5.0 g/t

Toronto, ON — July 18, 2013 — Golden Star Resources Ltd. (NYSE MKT: GSS; TSX: GSC; GSE: GSR) (“Golden Star” or the “Company”) today provided an update on exploration activities at its Wassa gold mine in Ghana. Full drill results, plans, and sections are available on the Company’s website at www.gsr.com or by clicking the following link: http://www.gsr.com/Operations/Wassa.asp.

As part of the Company’s cost savings measures (see Golden Star’s June 17, 2013 press release) all contract drills were halted in the second quarter of 2013. The remaining infill and step out drilling is being conducted utilizing the Company’s multi-purpose drill rigs on a single shift. Prior to the contract rigs being demobilized, a total of 47 drill holes were completed for 14,265 m. During the second quarter of 2013, drilling continued to infill large gaps in the existing drilling as well as test the high grade zone down plunge to the south.

Wassa Drilling:

Drill holes BSDD256 and BSDD260 were both step out holes to the south testing the high grade zone down the plunge of the Wassa Main fold. Drill hole BSDD260 drilled 25 m south of the previously reported (see Golden Star’s April 30, 2013 press release) high grade zone (42.9 m grading 3.8 g/t) intersected in hole BSDD227, on section 19700 N, was successful in extending the zone to the south, intersecting 62.8 m grading 4.1 g/t from 478.5 m. Hole BSDD256 drilled on cross section 19600 North, 75 m to the south of hole BSDD260 intersected a 52.9 m gold mineralized zone grading 4.3 g/t from 444.5 m drilled depth. Although these gold mineralized intersections mentioned above are relatively deep, it adds confidence to the Company’s interpretation and understanding of the high grade mineralization at Wassa. At current gold prices it is uncertain whether this deeper mineralization could be exploited by open pit mining however the Company is now able to project the zone down plunge and investigate whether the high grade is continuous enough for underground mining methods.

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Drilling on sections 19800 North and 19850 North infilled drill hole spacing exceeding 85 m and returned gold grades greater than holes up and down dip with hole BSDD285 and BSDD262 intersecting 27.9 m grading 5.0 g/t from 439 m and 47.1 m grading 7.2 g/t from 349.7 m, respectively. These wider and higher grade drilling results are expected to have a positive effect on the estimated grades in this area when the Company’s resource models are updated. Other significant drilling results are tabulated below with complete drilling results available on the Company’s website.

Work has commenced on the resource model update and the Company expects to have this report completed in Q3 2013. At that time the evaluation of both the open pit and potential underground viability will be assessed. Pending the completion of the resource estimates and evaluation of the economics of the higher grade deeper material, further drilling to test the zone down dip has been deferred.

Sam Coetzer, President and CEO of Golden Star commented, “It is now time to look closely at the drilling results that we have compiled since the last resource model update at the end of August 2012 and assess the economic viability of the deeper mineralization at the current gold prices. Grade control drilling has focused on the up dip projection of the Wassa high grade zone where it daylights in the Starter pit area, with results from this drilling confirming the higher grades intersected by exploration drilling and adding further confidence to our geologists understanding of this deposit.”

Wassa Main Q2 2013 Significant Drill Intersections:

Hole ID	E (m)	N (m)	Elev (m)	Azim (°)	Dip (°)	From (m)	To (m)	Drilled Width (m)	~True Width (m)	Gold Grade g/t
STDD033	39988	20312	958	90	-61	66.0	71.0	5.0	3.5	12.4
STDD033	39988	20312	958	90	-61	75.0	109.0	34.0	24.0	4.3
STDD032	39983	20225	961	90	-47	82.0	97.0	15.0	12.9	5.2
SEDD091	40221	19937	988	90	-50	139.8	145.8	6.0	5.0	5.5
SEDD088	40243	20425	1009	90	-56	112.0	141.0	29.0	22.2	2.1
SEDD082	40322	19847	988	90	-50	30.0	55.0	25.0	20.7	1.2
SEDD081	40304	19875	988	90	-53	58.0	86.0	28.0	22.4	1.2
SEDD079	40081	19751	1008	90	-59	226.7	245.7	19.0	13.9	3.8
BSDD288	39719	19725	1043	90	-72	446.0	476.0	30.0	27.8	1.2
BSDD287	39845	19550	1031	90	-76	385.3	409.7	24.4	21.9	1.4
BSDD286	39944	19550	1010	90	-69	408.0	444.0	36.0	34.0	1.2
BSDD285	39672	19800	1050	90	-62	439.0	467.5	28.5	27.9	5.0
BSDD285	39672	19800	1050	90	-62	561.2	574.0	12.8	12.5	2.2
BSDD284	39897	19625	1024	90	-70	430.0	449.0	19.0	17.9	2.2
BSDD280	40031	20250	966	90	-55	217.6	233.6	16.0	12.3	2.1
BSDD279	40032	20150	967	90	-75	104.0	117.0	13.0	6.5	6.0
BSDD278	40081	20270	967	90	-63	172.1	180.1	8.0	5.4	5.4
BSDD275	39855	19625	1025	90	-67	484.0	494.0	10.0	9.6	3.5
BSDD275	39855	19625	1025	90	-67	497.0	512.0	14.7	14.1	5.9

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BSDD274	39892	20100	993	90	-71	107.0	120.0	13.0	7.3	4.1
BSDD272	40078	20000	967	90	-59	287.0	301.0	14.0	13.8	3.4
BSDD272	40078	20000	967	90	-59	304.0	316.0	12.0	11.9	2.6
BSDD271	39979	19675	1015	90	-55	273.0	294.0	21.0	20.9	1.6
BSDD270	40160	20221	967	90	-50	183.0	191.0	8.0	6.6	5.2
BSDD268	40001	19700	1015	90	-53	145.7	157.9	12.2	9.6	3.0
BSDD267	39764	20074	1012	90	-60	148.5	158.5	10.0	7.1	3.6
BSDD267	39764	20074	1012	90	-60	355.3	357.3	2.0	2.0	20.4
BSDD266	39811	19750	1035	90	-62	467.8	492.0	24.2	23.7	2.7
BSDD264	39985	20100	967	90	-52	77.0	98.2	21.2	16.9	5.5
BSDD264	39985	20100	967	90	-52	134.2	149.0	14.8	11.8	3.2
BSDD264	39985	20100	967	90	-52	186.0	198.0	12.0	9.6	3.8
BSDD263	39811	19650	1032	90	-75	321.5	342.7	21.2	19.2	1.9
BSDD262	39855	19850	1027	90	-63	323.3	338.7	15.4	15.0	2.4
BSDD262	39855	19850	1027	90	-63	349.7	398.0	48.3	47.1	7.2
BSDD262	39855	19850	1027	90	-63	452.0	472.0	20.0	19.5	1.5
BSDD260	39775	19680	1039	90	-61	478.5	542.5	64.0	62.8	4.1
BSDD258	39835	19895	1030	90	-67	327.7	361.6	33.9	32.4	2.0
BSDD256	39854	19600	1027	90	-73	444.5	502.0	57.5	52.9	4.3
BSDD256	39854	19600	1027	90	-73	519.5	534.0	14.5	13.3	2.6
BSDD255	39919	19775	1015	90	-59	281.6	297.6	16.0	15.8	5.7
BSDD254	39679	19925	1043	90	-55	392.5	424.5	32.0	31.9	2.1
BSDD253	39934	19900	1016	90	-59	261.4	272.0	10.6	10.5	3.3
BSDD250	39788	19726	1037	90	-60	340.5	376.0	35.5	35.0	0.9
BSDD249	39837	19700	1035	90	-60	492.7	513.7	21.0	20.7	3.3
BSDD247	39816	19650	1032	90	-67	560.0	585.8	25.8	24.7	1.7
BSDD239B	39721	19725	1043	90	-65	576.0	585.7	10.7	10.3	3.1
242DD077	39525	20006	1051	325	-54	153.1	162.1	9.0	8.9	3.3

Company Profile:

Golden Star holds a 90% equity interest in Golden Star (Bogoso/Prestea) Limited and Golden Star (Wassa) Limited, which respectively own the Bogoso/Prestea and Wassa/HBB open-pit gold mines in Ghana. In addition, Golden Star has a 90% interest in the currently inactive Prestea Underground mine in Ghana, as well as gold exploration interests elsewhere in Ghana, in other parts of West Africa and in Brazil in South America.

Statements Regarding Forward-Looking Information:

Some statements contained in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements include: the viability of expansion at Wassa and the ability to grow the life of mine; the impact of drill results on grades in the Company’s upcoming resources model; the Company’s expectations regarding its exploration and drilling activities during the remainder of 2013 and the timing thereof; expectations

Golden Star Resources Ltd. (www.gsr.com)	News Release 13-17 Page 3 of 5

regarding the interpretation of drilling results; the consideration of underground mining at Wassa; the Company’s ability to grow the life of mine at Wassa; and the timing for completing a National Instrument 43-101 report. Investors are cautioned that forward-looking statements are inherently uncertain and involve risks and uncertainties. Factors that could cause actual results to differ materially include timing of and unexpected events during exploration; variations in ore grade; variations in relative amounts of refractory, non-refractory and transition ores; technical or permitting issues; fluctuations in gold price and costs; availability of capital and/or external financing on acceptable terms; changes in U.S. and Canadian securities markets; and general economic conditions. There can be no assurance that future developments affecting the Company will be those anticipated by management. Please refer to the discussion of these risks and other factors in the Company’s Form 10-K for 2012 and other filings of the Company with the United States Securities and Exchange Commission and the applicable Canadian securities regulatory authorities. The forecasts contained in this press release constitute management’s current estimates, as of the date of this press release, with respect to the matters covered thereby. We expect that these estimates will change as new information is received. While we may elect to update these estimates at any time, we do not undertake to update any estimate at any particular time or in response to any particular event.

QA/QC:

The technical contents of this press release have been reviewed and approved by S. Mitchel Wasel, BSc Geology, a Qualified Person pursuant to National Instrument 43-101. Mr. Wasel is Vice President of Exploration for Golden Star and an active member and Registered Chartered Professional of the Australasian Institute of Mining and Metallurgy.

The results for Wassa quoted herein are based on the analysis of saw-split HQ/NQ diamond half core or a three kilogram single stage riffle split of a nominal 25 to 30 kg Reverse Circulation chip sample which has been sampled over nominal one meter intervals (adjusted where necessary for mineralized structures). Sample preparation and analyses have been carried out at SGS Laboratories in Tarkwa using a 1,000 gram slurry of sample and tap water which is prepared and subjected to an accelerated cyanide leach (LEACHWELL). The sample is then rolled for twelve hours before being allowed to settle. An aliquot of solution is then taken, gold extracted into Di-iso Butyl Keytone (DiBK), and determined by flame Atomic Absorption Spectrophotometry (AAS). Detection Limit is 0.01 ppm.

All analytical work is subject to a systematic and rigorous Quality Assurance-Quality Control (QA-QC). At least 5% of samples are certified standards and the accuracy of the analysis is confirmed to be acceptable from comparison of the recommended and actual “standards” results. The remaining half core is stored on site for future inspection and detailed logging, to provide valuable information on mineralogy, structure, alteration patterns and the controls on gold mineralization.

Additional information on earlier drilling results and Mineral Reserve and Mineral Resource estimates at Wassa are available in the Company’s National Instrument 43-101 compliant Technical Report titled “NI 43-101 Technical Report on Mineral Resources and Mineral Reserves Golden Star Resources Ltd, Wassa Gold Mine, Ghana, Effective Date 31st December 2012”.

Golden Star Resources Ltd. (www.gsr.com)	News Release 13-17 Page 4 of 5

For further information, please contact:

GOLDEN STAR RESOURCES LTD.

Jeff Swinoga, Executive Vice President and Chief Financial Officer

416-583-3803

INVESTOR RELATIONS

Belinda Labatte, The Capital Lab, Inc.

647-427-0208

Greg DiTomaso, The Capital Lab, Inc.

647-427-0208

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